Exhibit 1

JOINT FILING AGREEMENT

Pursuant to and in accordance with the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (the “Exchange Act”) the undersigned hereby agree to the joint filing of GSO COF Facility LLC, GSO Capital Partners LP, GSO Advisor Holdings L.L.C., Blackstone Holdings I L.P., Blackstone Holdings I/II GP Inc., The Blackstone Group L.P., Blackstone Group Management L.L.C., Mr. Stephen A. Schwarzman, Mr. Bennett J. Goodman, Mr. J. Albert Smith III and Mr. Douglas I. Ostrover, on behalf of each of them of any filing required by such party under Section 13 or Section 16 of the Exchange Act or any rule or regulation thereunder (including any amendment, restatement, supplement, and/or exhibit thereto) with respect to shares of Common Stock of Cheniere Energy, Inc., a Delaware corporation, and further agree to the filing, furnishing, and/or incorporation by reference of this Agreement as an exhibit thereto. This Agreement shall remain in full force and effect until revoked by any party hereto in a signed writing provided to each other party hereto, and then only with respect to such revoking party. This Agreement may be executed in any number of counterparts all of which taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement this December 23, 2010.

GSO COF FACILITY LLC
By: GSO Capital Opportunities Fund LP, its sole member By: GSO Capital Opportunities Associates LLC, its general partner /s/ Marisa J. Beeney
Name:	Marisa J. Beeney
Title:	Authorized Signatory

GSO CAPITAL PARTNERS LP

/s/ Marisa J. Beeney
Name:	Marisa J. Beeney
Title:	Authorized Signatory

GSO ADVISOR HOLDINGS L.L.C.
By: Blackstone Holdings I L.P., its sole member By: Blackstone Holdings I/II GP Inc., its general partner

/s/ Robert L. Friedman
Name:	Robert L. Friedman
Title:	Authorized Signatory

BLACKSTONE HOLDINGS I L.P. By: Blackstone Holdings I/II GP Inc., its general partner

/s/ Robert L. Friedman
Name:	Robert L. Friedman
Title:	Authorized Signatory

BLACKSTONE HOLDINGS I/II GP INC.

/s/ Robert L. Friedman
Name:	Robert L. Friedman
Title:	Authorized Signatory

THE BLACKSTONE GROUP L.P. By: Blackstone Group Management L.L.C., its general partner

/s/ Robert L. Friedman
Name:	Robert L. Friedman
Title:	Authorized Signatory

BLACKSTONE GROUP MANAGEMENT L.L.C.

/s/ Robert L. Friedman
Name:	Robert L. Friedman
Title:	Authorized Signatory

STEPHEN A. SCHWARZMAN

/s/ Stephen A. Schwarzman
Name:	Stephen A. Schwarzman

BENNETT J. GOODMAN

/s/ Marisa J. Beeney
Name:	Marisa J. Beeney
Title:	Attorney-in-fact

J. ALBERT SMITH III

/s/ Marisa J. Beeney
Name:	Marisa J. Beeney
Title:	Attorney-in-fact

DOUGLAS I. OSTROVER

/s/ Marisa J. Beeney
Name:	Marisa J. Beeney
Title:	Attorney-in-fact

4